SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 18, 2005
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                                   ICOA, Inc.
               (Exact Name of Registrant as Specified in Charter)

              Nevada                   0-32513               87-0403239
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   (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)            File Number)         Identification No.)

                      111 Airport Road, Warwick, Rhode Island       02889
                      ---------------------------------------       -----
                      (Address of principal executive offices)    (Zip code)

        (401) 352-2300 Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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ITEM 5.02 - DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective November 18, 2005, Steven Tavares was appointed to the board of directors (the "Board") of ICOA, Inc. (the "Company"). The number of directors serving on the Board was increased to five directors in connection with the appointment. Mr. Tavares has not been appointed to serve on any Board committees at this time. Mr. Tavares previously represented Company investors Seaport Capital Partners, LLC and Seacoast Funding, Inc., whose investment relationship is disclosed in a previously filed report on October 13, 2005, and is incorporated herein by reference in its entirety.

      Mr. Tavares was employed by Morgan Stanley and Merit Capital for the time period of 2000 through 2002, as a member of Clipper Capital Group during 2002 and 2003, and since 2003 has served as a President of Seacoast Funding, Inc., and Managing Partner of Seaport Capital Partners, LLC.



ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ICOA, INC.

Date:    November 23, 2005                      By:      /s/ Rick Schiffman
                                                         -----------------------
                                                Name:    Rick Schiffman
                                                Its:     Chief Executive Officer